EXHIBIT 10.5


     PLEDGE AGREEMENT dated as of April __, 1996, among CLARK-SCHWEBEL HOLDINGS, INC., a Delaware corporation (the "Parent"), CLARK-S ACQUISITION CORPORATION, a Delaware corporation (the "Purchaser"), FORT MILL A INC., a Delaware corporation ("Fort Mill"), CLARK-SCHWEBEL, INC., a Delaware corporation (the "Company"), each Domestic Subsidiary of the Borrower party hereto (the "Subsidiary Pledgors" and, together with the Purchaser, the Parent, Fort Mill, the Company and the Borrower hereinafter referred to, the "Pledgors"), and CHEMICAL BANK, a New York banking corporation, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

     Reference is made to the Credit Agreement dated as of April __, 1996 (as amended or modified from time to time, the "Credit Agreement"), among the Purchaser, the Parent, the financial institutions party thereto, as lenders (the "Lenders"), Chemical Bank, a New York banking corporation, or agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent"), as documentation agent (in such capacity, the "Documentation Agent") and as syndication agent (in such capacity, the "Syndication Agent") for the Lenders, Chemical Bank Delaware, a Delaware banking corporation, as issuing bank (in such capacity, the "Issuing Bank"), and Bankers Trust Company, a New York banking corporation, Fleet National Bank. a national banking association, and NationsBank, N.A., a national banking association, as co-agents (in such capacity, each a "Co-Agent"), Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The Lenders and the Issuing Bank, respectively, have agreed to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower pursuant to, and on the terms and subject to the conditions specified in, the Credit Agreement.

     On the Closing Date, the Purchaser will merge (the "Fort Mill Merger") into Fort Mill, with Fort Mill as the surviving corporation and CS Finance of Delaware will merge into the Company, with the Company as the surviving corporation. On the first Business Day following the Closing Date, Fort Mill will merge (the "Post-Closing Merger") into the Company, with the Company as the surviving corporation. As used in this Agreement "Borrower" shall mean (i) initially, the Purchaser, (ii) upon consummation of the Fort Mill Merger, Fort Mill, as the surviving corporation of the Fort Mill Merger, and (iii) upon consummation of the Post-Closing Merger, the Company, as the surviving corporation of the Post-Closing Merger.

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     The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Pledgors of a pledge agreement in the form hereof to secure the due and punctual payment of, with respect to each Pledgor, its obligations as obligor or guarantor in respect of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, (c) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of each Loan Party to the Secured Parties under the Credit Agreement, this Agreement and the other Loan Documents to which such Loan Party is or is to be a party and (d) all obligations of each Loan Party under each Rate Protection Agreement and Currency Protection Agreement entered into with any Lender (all the foregoing obligations being referred to collectively as the "Obligations").


     Accordingly, the Pledgors and the Collateral Agent, on behalf of itself and each other Secured Party (and each of their successors or assigns), hereby agree as follows:

                      ARTICLE I. DEFINITIONS

     SECTION 1.01. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

     "Collateral" shall have the meaning assigned to such term in Section 2.01.

     "Federal Securities Laws" shall have the meaning assigned to such term in
Section 4.03.

     "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "Pledged Debt Securities" shall have the meaning assigned to such term in
Section 2.01.

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     "Pledged Securities" shall mean the Pledged Stock, the Pledged Debt
Securities, all other shares of capital stock, debt securities and other securities (including warrants, options and similar rights to acquire securities) now or hereafter included in the Collateral and all stock certificates, promissory notes and other instruments evidencing any such securities.

     "Pledged Stock" shall have the meaning assigned to such term in Section
2.01.

     "Secured Parties" shall mean (a) the Lenders, (b) the Issuing Bank, (c) the Administrative Agent, (d) the Co-Agents, (e) the Collateral Agent, (f) the Documentation Agent, (g) the Syndication Agent and (h) the successors and permitted assigns of each the foregoing.

     SECTION 1.02. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

                        ARTICLE II. PLEDGE

     SECTION 2.01. Pledge. As security for the payment or performance, as the case may be, in full of its obligations in respect of the Obligations, each Pledgor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and its assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in (a) the shares of capital stock listed on Schedule I hereto and all shares of the capital stock of any Domestic Subsidiary (or, in the case of any Foreign Subsidiary that is a direct subsidiary of the Parent, the Borrower or any Domestic Subsidiary, 65% of the shares of the capital stock of such Foreign Subsidiary) hereafter acquired by the Parent, the Borrower or any of their respective Subsidiaries and the certificates representing or evidencing such shares, (b) all of any other equity interest of any Pledgor in the Borrower or any other Domestic Subsidiary (or, in the case of any Foreign Subsidiary that is a direct subsidiary of the Parent, the Borrower or any Domestic Subsidiary, 65% of the shares of the capital stock of such Foreign Subsidiary) of the Parent or the Borrower, including, if such entity is a corporation, all shares, certificates or the like evidencing the Pledgor's ownership therein (collectively, the "Pledged Stock"), (c) the debt securities listed on Schedule I hereto and the instruments representing or evidencing such securities and any debt securities hereafter obtained in the future that are payable to the Borrower or any other Pledgor and the instruments representing or evidencing such securities (the "Pledged Debt Securities"), provided that (i) promissory notes issued by foreign issuers shall not be required to be pledged to the extent that doing so would result in adverse tax consequences to the Parent or the Borrwer and (ii) no debt securities issued by any Joint Venture shall be required to be pledged hereunder, (d) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof, (e) subject to Section 2.04 and the limitations in clauses
(a), (b) and (c), all payments of principal or interest, dividends, cash, instruments, shares of stock resulting from stock splits, warrants, options,

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non-cash dividends and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities and instruments referred to in clauses (a), (b), (c) and (d) above and (f) all proceeds of any of the foregoing; provided however, in no event shall any stock or other equity interests in, or any debt securities issued by, any Joint Venture be pledged hereunder (the items referred to in clauses (a) through (f) collectively, the "Collateral").

     TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and its assigns, for the ratable benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

     SECTION 2.02. Delivery of the Collateral. (a) Each Pledgor agrees to promptly deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing any Collateral.

     (b) Upon delivery to the Collateral Agent, (i) the Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Collateral, including uncertificated Pledged Securities, shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

     SECTION 2.03. Registration in Nominee Name; Denominations. The Collateral Agent shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee or the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Collateral Agent will promptly give to the Pledgor that shall have pledged such Pledged Securities copies of any notices or other communication received by it with respect to Pledged Securities registered in the name of the Collateral Agent or its

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nominee. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     SECTION 2.04. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

     (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement and the other Loan Documents; provided, however, that (other than mergers of Subsidiaries permitted by the Credit Agreement in which, after giving effect thereto, the capital stock of the surviving corporation is pledged as Collateral under this Agreement) no such action shall be permitted (regardless of whether an Event of Default has occurred and is continuing under the Credit Agreement) if such action would materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of the Collateral Agent or the other Secured Parties under this Agreement or any other Loan Document or the ability of the Collateral Agent or the other Secured Parties to exercise the same.

     (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers that it is entitled to exercise pursuant to subparagraph (i) above.

     (iii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest and principal paid in cash on the Pledged Securities pledged by it to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Loan Documents and applicable laws. Other than pursuant to the first sentence of this subparagraph (iii), all principal, all noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions made on or in respect of Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral,

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and, if received by a Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

     (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest and principal payments that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividend, interest and principal payments. All dividends, interest and principal that are received by any Pledgor contrary to the provisions of this Section 2.04 shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section
4.02. After all Events of Default under the Credit Agreement have been cured or waived, the Collateral Agent shall, within two Business Days after all such Events of Default have been cured or waived, repay to the Pledgors all cash dividends, interest or principal that such Pledgors would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above, but only to the extent such cash dividends, interest or principal remain in such account.

     (c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgors to exercise the voting and consensual rights and powers that they are entitled to exercise pursuant to paragraph (a)(i) of this
Section 2.04, and the obligations of the Collateral Agent under paragraph
(a)(ii) of this Section 2.04, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

          ARTICLE III. REPRESENTATIONS, WARRANTIES AND COVENANTS

     The Pledgors jointly and severally represent, warrant and covenant to and with the Collateral Agent and each other Secured Party that:

     (a) the Pledged Stock set forth in Schedule I hereto represents all the outstanding capital stock of each Domestic Subsidiary of the Borrower and 65% of the outstanding capital stock of each Foreign Subsidiary of the Borrower (the Pledgors and the Administrative Agent agreeing to update Schedule I from time to time as necessary to accurately reflect the results of transactions permitted by the Credit Agreement);


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     (b) the Pledged Securities issued by the Borrower or any of its
Subsidiaries have been, and the Pledged Securities issued by any other person have, to the best of the Pledgors' knowledge, been, duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof.

     (c) except for the security interest granted hereunder, each Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I to be owned by such Pledgor, (ii) holds the same free and clear of all Liens other than Liens permitted under the Credit Agreement or pursuant to Section 3.06 of the Intellectual Property Security Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create any security interest in, the Collateral, other than pursuant hereto and (iv) subject to Section 2.04, will cause any and all Collateral, whether for value paid by any Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

     (d) except for restrictions and limitations imposed by securities laws generally, the Collateral pledged hereunder is and will be freely transferable and assignable, and no portion of such Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provision or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Collateral hereunder, the sale or disposition of the Collateral pursuant hereto after the occurrence of an Event of Default or the exercise by the Collateral Agent of its rights and remedies hereunder;

     (e) each Pledgor (i) has the power and authority to pledge the Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its and the Collateral Agent's title or interest thereto or therein (and in the proceeds thereof) against any and all Liens (other than the Lien of this Agreement and other than Liens permitted under the Credit Agreement or pursuant to Section 3.06 of the Intellectual Property Security Agreement), however arising, of all persons whomsoever;

     (f) no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

     (g) by virtue of the execution and delivery by the Pledgors of this Agreement, except in the case of uncertificated securities, when the Pledged Securities, certificates, instruments or other documents representing or evidencing the Pledged Securities are delivered to the Collateral Agent in

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accordance with this Agreement together with appropriate instruments of transfer, the Collateral Agent will obtain a legal, valid and perfected first priority security interest in the Pledged Securities and the proceeds thereof, as security for the payment and performance of the Obligations; and

     (h) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein.


                       ARTICLE IV.  REMEDIES

     SECTION 4.01. Remedies upon Default. If an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise, to the extent permitted by law, all the rights of a secured party under the Uniform Commercial Code of the State of New York (whether or not the Code is in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Collateral Agent shall give each Pledgor at least 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral owned by such Pledgor. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange and, in the case of a private sale, shall state the time after which any such sale is to be made. Any such public sale shall be held at

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such time or times within ordinary hours and at such place or places as the
Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 4.01, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from any Pledgor as a credit against the purchase price, and the Collateral Agent may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement, and none of the Pledgors shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full; provided, however, that in the event the Obligations shall have been paid in full, the Pledgors shall be entitled to the return of the proceeds of the sale of any such Collateral to the extent not applied to payment of the Obligations. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     SECTION 4.02. Application of Proceeds of Sale. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:


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     FIRST, to the payment of all reasonable costs and expenses incurred by the
Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees, other charges and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of the Pledgors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

     SECOND, to the Collateral Agent for distribution to the Secured Parties for the satisfaction of the Obligations owed to the Secured Parties; and

     THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

     The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

     SECTION 4.03. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgors understand that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgors recognize that in light of the foregoing restrictions and limitations the Collateral Agent may, with respect to any sale of Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgors acknowledge and agree that, in light of the foregoing restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering the Pledged Securities or part thereof shall have been filed under the Federal

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Securities Laws and (b) may approach and negotiate with a single possible purchaser to effect such sale. The Pledgors acknowledge and agree that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 4.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sale prices may exceed substantially the price at which the Collateral Agent sells.

     SECTION 4.04. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Securities at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, take or cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent, to permit the public sale of such Pledged Securities. Each Pledgor jointly and severally agrees to (a) indemnify, defend and hold harmless the Collateral Agent, the other Secured Parties and their respective officers, directors, affiliates and controlling persons from and against all losses, liabilities, expenses, costs (including the reasonable fees and expenses of legal counsel to the Collateral Agent) and claims (including the costs of investigation) that they may incur insofar as any such loss, liability, expense, cost or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus, offering circular or similar document (or any amendment or supplement thereto), or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to any Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein, and (b) enter into an indemnification agreement with any underwriter of or placement agent for any Pledged Securities, on its standard form, to substantially the same effect. Each Pledgor further agrees to use all reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be reasonably requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations provided that the Collateral Agent and the Secured Parties shall furnish to such Pledgor such information regarding the Collateral Agent and such Secured Party as such Pledgor shall reasonably request and as shall be required in connection with any such registration, qualification or filing. The Pledgors will jointly and severally bear all costs and expenses of carrying out their obligations under this Section 4.04. The Pledgors acknowledge that there is no adequate remedy at law for failure by them to comply with the provisions of this Section 4.04 and that such failure would not be adequately compensable in damages, and therefore agree, to the fullest extent permitted under applicable law, that their agreements contained in this
Section 4.04 may be specifically enforced.

                     ARTICLE V. MISCELLANEOUS

     SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given (i) in the case of communications and notices to the Parent, the Borrower, the Collateral Agent, or any Lender, as provided in the Credit Agreement and (ii) in the case of communications and notices to any Subsidiary Pledgor, as provided in the Guarantee Agreement.

     SECTION 5.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the security interests granted hereunder and all obligations of the Pledgors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the payment in full of all the Obligations and the termination of the Commitments and the Letters of Credit).

     SECTION 5.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans and the issuance by the Issuing Bank of any Letter of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as any Obligation is outstanding and unpaid and so long as the Commitments and the Letters of Credit have not been terminated.

     SECTION 5.04. Binding Effect; Assignments. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of the parties hereto, and their respective successors and assigns, except that the Pledgors shall not have the right to assign their rights hereunder or any interest herein or in the Collateral, or any part thereof (and any such attempted assignment shall be void), or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Collateral Agent as Collateral under this Agreement except as expressly contemplated by this Agreement or the other Loan Documents.

     SECTION 5.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party, and all covenants, promises and agreements by or on behalf of any Pledgor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and permitted assigns.

     SECTION 5.06. Power of Attorney. The Collateral Agent is hereby appointed by the Pledgors as the true and lawful agent and attorney-in-fact of each Pledgor, and in such capacity the Collateral Agent shall have the right, with power of substitution for the Pledgors and in each Pledgor's name or otherwise, for the use and benefit of the Collateral Agent and the other Secured Parties, upon the occurrence and during the continuance of an Event of Default, (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (d) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (e) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any other Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Pledgor or to any claim or action against the Collateral Agent or any other Secured Party.

     SECTION 5.07. Collateral Agent's Fees and Expenses; Indemnification. (a) Each Pledgor jointly and severally agrees to pay within 30 days of demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of the Pledgors to perform or observe any of the provisions hereof. If the Pledgors shall fail to do any act or thing that they have covenanted to do hereunder or any representation or warranty of the Pledgors hereunder shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the Obligations the cost or expense incurred by the Collateral Agent in so doing.

     (b) Without limitation of their indemnification obligations under the other Loan Documents, each Pledgor jointly and severally agrees to indemnify the Collateral Agent and the other Secured Parties against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related reasonable expenses, including reasonable counsel fees and expenses, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Secured Party is a party thereto, provided that such indemnity shall not, as to any Secured Party, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Secured Party.

     (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 5.07 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any other term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.

     SECTION 5.08. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 5.09. Waivers; Amendment. (a) No failure or delay of the Collateral Agent or any other Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor or the other Pledgor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into among the Pledgors and the Collateral Agent, with the prior written consent of the Required Lenders or, to the extent provided in the Credit Agreement, the Lenders.

     SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

     SECTION 5.11. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 5.12. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

     (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 5.13. Termination; Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement, no Letters of Credit are outstanding and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement.

     (b) Upon (i) any sale by any Pledgor of any Collateral that is permitted under the Credit Agreement and, if required, the application of the Net Cash Proceeds of such sale in accordance with Section 2.12 of the Credit Agreement or
(ii) the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, such security interest in such Collateral shall be automatically released.

     (c) In connection with any termination or release pursuant to preceding paragraphs (a) or (b), the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor's own cost and expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 5.13 shall be without recourse to or warranty by the Collateral Agent.

     SECTION 5.14. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 5.15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 5.04.

     SECTION 5.16. Agreement May Constitute Financing Statement. Each Pledgor consents to the filing of this Agreement or a photocopy thereof as a financing statement under the Uniform Commercial Code as in effect in any jurisdiction in which the Collateral Agent may determine such filing to be necessary or desirable.

     SECTION 5.17. Additional Pledgors. Pursuant to Section 5.11 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a Subsidiary on the date thereof is required to enter into this Agreement as a Pledgor upon becoming a Domestic Subsidiary (other than any Joint Venture). Upon execution and delivery, after the date hereof, by the Collateral Agent and a Domestic Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor hereunder. The execution and delivery of any such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                              CLARK-SCHWEBEL HOLDINGS, INC.


                              By:
                                --------------------------------------
                                Name:
                                Title:



                              CLARK-S ACQUISITION CORPORATION


                                --------------------------------------
                                Name:
                                Title:



                                FORT MILL A INC.


                                --------------------------------------
                                Name:
                                Title:



                              CLARK-SCHWEBEL, INC.

                                --------------------------------------
                                Name:
                                Title:


                              CHEMICAL BANK, as Collateral Agent

                                --------------------------------------
                                Name:
                                Title:

                                                                    EXHIBIT A TO
                                                                PLEDGE AGREEMENT


                           ACKNOWLEDGEMENT AND CONSENT

     Each of the undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of April __, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by Clark-Schwebel Holdings, Inc., a Delaware corporation (the "Parent"), Clark-S Acquisition Corporation, a Delaware corporation to be ultimately merged into Clark-Schwebel Inc. (the "Purchaser"), Clark-Schwebel, Inc., a Delaware corporation (the "Company"), Fort Mill A Inc., a Delaware corporation, and the Domestic Subsidiaries (such term and each other capitalized term used but not defined herein, having the meaning given in the Pledge Agreement, and if not defined therein, having the meaning given in the Credit Agreement referred to below) in favor of CHEMICAL BANK, a New York banking corporation, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties from time to time parties to the Credit Agreement, dated as of April __, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Parent, the Purchaser, and the Secured Parties. Each of the undersigned, as issuer of Pledged Securities, agrees for the benefit of the Secured Parties as follows:

     1. Each of the undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. Each of the undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in paragraph (i) of
Article III of the Pledge Agreement.

     3. The terms of subsection 4.04 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 4.04 of the Pledge Agreement.

                              CLARK-S ACQUISITION CORPORATION


                              By:
                                   ------------------------------
                                      Name:
                                     Title:


                                FORT MILL A INC.


                              By:
                                   ------------------------------
                                      Name:
                                     Title:


                             CS FINANCE CORPORATION


                              By:
                                   ------------------------------
                                      Name:
                                     Title:


                              CLARK-SCHWEBEL, INC.


                              By:
                                   ------------------------------
                                      Name:
                                     Title:

                                                                      Annex 1 to
                                                            the Pledge Agreement




                    SUPPLEMENT NO. dated as of [ ], to the Pledge Agreement
               dated as of April __, 1996 (the "Pledge Agreement"), among CLARK-SCHWEBEL, INC., a Delaware corporation (as successor by merger to Clark-S Acquistion Corporation and Fort Mill A Inc., the "Borrower"), Clark-Schwebel Holdings, Inc., a Delaware corporation (the "Parent"), each Domestic Subsidiary (as defined in the Credit Agreement referred to below) of the Borrower party thereto (collectively, the "Subsidiary Grantors" and, together with the Parent and the Borrower, the "Grantors") and CHEMICAL BANK, a New York banking corporation ("Chemical Bank"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


     A. Reference is made to the Credit Agreement dated as of April __, 1996 (as amended or modified from time to time, the "Credit Agreement"), among the Borrower, the Parent, the financial institutions party thereto, as lenders (the "Lenders"), Chemical Bank, a New York banking corporation, as agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent"), as documentation agent (in such capacity, the "Documentation Agent") and as syndication agent (in such capacity, the "Syndication Agent") for the Lenders, Chemical Bank Delaware, a Delaware banking corporation, as issuing bank (in such capacity, the "Issuing Bank"), and Bankers Trust Company, a New York banking corporation, Fleet National Bank, a national banking association, and NationsBank, N.A., a national banking association, as co-agents (in such capacity, each a "Co-Agent").

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement and the Credit Agreement.

     C. Certain Domestic Subsidiaries have entered into the Pledge Agreement in order to induce the Lenders to make Loans to the Borrower and to induce the Issuing Bank to issue Letters of Credit for the account of the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Pursuant to Section 5.11 of the Credit Agreement, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into the Pledge Agreement as a Pledgor upon becoming a Domestic Subsidiary (other than any Joint Venture). Section 5.17 of the Pledge Agreement provides that additional Domestic Subsidiaries may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Pledgor") is a Domestic Subsidiary and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Pledgor agree as follows:

     SECTION 1. In accordance with Section 5.17 of the Pledge Agreement, the New Pledgor by its signature below becomes a Grantor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Grantor thereunder. Each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent.

     SECTION 4. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices to the Collateral Agent hereunder shall be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to the New Pledgor shall be in writing and given as provided in the Pledge Agreement.

     SECTION 8. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursement of counsel for the Collateral Agent.

     SECTION 9. Upon the execution and delivery of this Supplement by the New Pledgor, the New Pledgor and the Administrative Agent shall agree on updated Schedules to be attached to the Pledge Agreement which schedules shall be updated merely to reflect the relevant information for the New Pledgor.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.


                                   [NAME OF NEW PLEDGOR],

                                   by

                                   ----------------------------------
                                      Name:
                                     Title:


                                   CHEMICAL BANK, as Collateral Agent,

                                   by
                                   ----------------------------------
                                      Name:
                                     Title: